                             LIGHTHOUSE GROWTH FUND

August 31, 1996

Dear Shareholder,

PERFORMANCE

The LIGHTHOUSE GROWTH FUND began on September 29, 1995 with an NAV of $12.00 and ended its first fiscal year on August 31, 1996 at $13.57. Since inception, the Fund reported a total return of 13.67%, which includes a $.06 per share long-term capital gains distribution paid in December, 1995. The Lipper Growth Fund Index was up 7.72% for the same time period. Year-to-date the Fund was up 12.90% vs. a gain of 6.09% for Lipper.

OVERVIEW

The excesses that we discussed in our last letter continued to build through the month of May. At that point, speculative fever was running rampant. Iomega epitomized the frenzy. On the strength of a hot storage product, its Zip drive for the personal computer market, Iomega soared over 500% for the year to a high of $55. Hyped by The Cabot Market Letter and the Motley Fools on America Online, Iomega caught the public's eye. At its peak, Iomega sported a market cap of $6.5 billion. With sales approaching $1 billion this year and bullish forecasts of $1.5 billion next year, we estimated the company could optimistically earn $0.75/share in 1997. But with a hot product attracting plenty of attention (and competition) in what has traditionally been a commodity business, these future earnings are far from dependable. The bubble has now burst with Iomega trading at about $15 per share.

The Iomega story is typical of a number of bubble stocks. Former high fliers such as Presstek, Diana, and Optical Cable are off over 75% from their highs. Even more respectable names such as America Online, Ascend Communications, and Netscape Communications have rolled over anywhere from 25% to 50%. Most portfolio managers see the bubble stocks as the individual investor's worst nightmare. The removal of these excesses, they say, is healthy and necessary in order to keep the bull market intact. Unfortunately, the speculation virus was not isolated to naive risk takers, but spread to more respectable mainstream investors.

For example, Fidelity Investments let go of its flagship Magellan Fund manager Jeff Vinik at the top of the bull market in May. Mr. Vinik made the mistake of getting more defensive (raising cash and buying bonds) as stocks continued their relentless climb. Fidelity eventually succumbed to the pressure of "keeping up with the Dow Joneses" by simply replacing Vinik with a portfolio manager more willing to bet the $50+ billion fund on an ever-rising stock market.

Wall Street Week host and perennial optimist Louis Rukeyser also gave in to the pressure to jump on the bullish bandwagon last May. Frustrated that his panel of "elves" remained stubbornly neutral on its outlook for the market, he simply replaced his less cheery technical analysts with more bullish gurus from the brokerage/mutual fund community.

ECONOMY

We do not have much faith in economic prognosticators, nor do we intend to get into the GNP forecasting business. Instead, we prefer to look at the economy as a self-regulating system in which excesses are built up and removed. Excesses are sometimes caused or made worse by government intervention and central bank manipulation of credit. They are removed by the free market, but government tampering can prolong this cleansing process.

For example, last year we witnessed quite possibly the greatest boom in the history of the semiconductor industry. Most analysts and industry executives felt the good times would continue despite the previous cyclical nature of the business. State and foreign governments jumped on the bandwagon by encouraging new construction of semiconductor fabrication plants through tax breaks and subsidized loans. Of course, the good times did not last and the current bust is getting ugly. Especially hard hit are the low-end commodity chipmakers (Alliance Semiconductor, Integrated Silicon Solutions, Logic Devices, Micron Technology) who compete with well-funded Asian companies. Good times for the equipment makers (Applied Materials, KLA Instruments, Mattson Technology, Tencor Instruments) lasted a bit longer as the Asians continued to add new technology and new capacity. Now however, investors are beginning to focus on the future and it's not a pretty sight.

Today's greatest excesses are in the Internet and networking areas. There is an absolute gold rush to the Internet as entrepreneurs try to make overnight fortunes, untested and unprofitable companies go public, and lagging companies look to the Internet to save the day. Internet infrastructure construction is booming and those companies who sell networking gear to the industry (Ascend Communications, Cascade Communications, Premisys Communications, Xylan) are benefiting. The Internet may be the wave of the future, but it will not prevent these excesses from being corrected. The trans-Atlantic flight of Charles Lindbergh spurred a similar boom in aviation stocks in 1927. Despite getting in on the ground floor of a high growth industry, speculators of the time were badly burned when airline stocks eventually crashed and the industry consolidated.

There are other problems with the economy that concern us. Inflation was declared dead by most economists earlier this year. We remain skeptical. As long as the government owns a printing press, they will use it. Energy prices have been low and stable for over a decade. Now, inventories are tight and prices are moving higher. The 1990s bull market has created its own share of excesses. As the wealthy have seen their stock portfolios rise, they have been buying more luxury goods. When Wall Street throws a party, it tends to celebrate by lighting a cigar or two.

INVESTMENT STRATEGY

Our current investment strategy is twofold: bet against areas where excesses are the greatest and look for value in areas where excesses are limited. Since our last report, the LIGHTHOUSE GROWTH FUND continued to get more defensive. The Fund increased its short position from 15.7% to 19.8%, cash from 38.0% to 45.6%, and energy stocks from 17.0% to 19.6%. As of August 31, a small position in long-term S&P 500 put options hedged approximately 14.0% of the portfolio.

The economic expansion since 1990 has largely avoided the consumer. As a result, consumer-related industries such as retail and apparel are mostly devoid of excesses. Consumer stocks dropped from 34.0% of the Fund's net assets to 29.3%. We also hedged our consumer position by selling short overhyped IPO Planet Hollywood and overvalued sporting goods retailer Just For Feet. The Fund also recently added two luxury goods companies, Gucci and Saks Holdings, to its short position. As of August 31, the Fund's short position in consumer stocks totaled 4.8%.

Capital spending and technology spending have been the main drivers of the 1990s economy. Our short position continues to target areas of excess in high tech: semiconductors - 2.8%, semiconductor equipment - 1.9%, peripherals - 0.9%, Internet - 3.6%, and networking - 5.8% (15.0% total). This large short position was mostly hedged by long positions in communications - 0.6%, computers - 4.5%, semiconductors - 1.7%, and software - 6.8% (13.0% total). As of August 31, the Fund was net short 2.0% in technology.

We continue to be leery of interest-sensitive companies. As a result, the Fund's position in financial stocks dropped from 9.0% to 3.8%.

As we approach our first full year of operations, we would like to thank you for your support. We started operations with approximately $4 million in net assets which have grown to $14 million. We are in the process of obtaining a NASDAQ symbol which will be LGFTX and you will soon be able to reach us on our Web site at http://www.lightkeepers.com.


/s/ Kevin P. Duffy                                   /s/ Paul G. Horton

Kevin P. Duffy                                       Paul G. Horton
Portfolio Manager                                    Managing Director



                         [LIGHTHOUSE GROWTH FUND CHART]

                              Fund
                  Date       Plot Pt.      Index      Factor     Plot Pt.

                09/29/95     10,000      1,712.15    0.00000     10,000
                02/29/96     10,546      1,893.99    0.10621     11,062
                08/31/96     11,367      1,950.16    0.02966     11,390


                           Average Annual Total Return
                              Ended August 31, 1996
                               Inception (9/29/95)
                                     14.88%


Past performance is not predictive of future performance.

                             LIGHTHOUSE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996
==========================================================================================
Shares         COMMON STOCKS: 71.4%                                           Market Value
------------------------------------------------------------------------------------------
               CAPITAL GOODS - STEEL: 0.2%
 2,000         Chaparral Steel Company....................................      $   26,250
                                                                                ----------
               CONSUMER GOODS - APPAREL: 7.0%
 4,100         Jones Apparel Group........................................         227,037
 4,300         Liz Claiborne, Inc.........................................         149,425
25,600         Norton McNaughton, Inc.....................................         198,400
 9,800         Oshkosh B'Gosh, Inc., Class A..............................         166,600
10,000         Quiksilver, Inc............................................         235,000
                                                                                ----------
                                                                                   976,462
                                                                                ----------
               CONSUMER GOODS - CONSUMER PRODUCTS: 4.7%
41,000         Fossil, Inc................................................         338,250
15,000         Helen of Troy, Ltd.........................................         211,875
 8,500         Polk Audio, Inc............................................         100,938
                                                                                ----------
                                                                                   651,063
                                                                                ----------
               CONSUMER GOODS - RESTAURANTS: 0.4%
 4,000         Vicorp Restaurants, Inc....................................          53,000
                                                                                ----------
               CONSUMER GOODS - RETAIL, APPAREL: 1.8%
 9,000         AnnTaylor Stores, Inc......................................         130,500
19,200         Designs, Inc...............................................         127,200
                                                                                ----------
                                                                                   257,700
                                                                                ----------
               CONSUMER GOODS - RETAIL, GENERAL MERCHANDISE: 2.1%
 4,900         Dillard Department Stores, Class A.........................         166,600
13,000         Kmart Corp.................................................         130,000
                                                                                ----------
                                                                                   296,600
                                                                                ----------
               CONSUMER GOODS - RETAIL, MAIL ORDER: 3.6%
24,000         Land's End, Inc............................................         504,000
                                                                                ----------
               Consumer Goods - Retail, Specialty: 8.1%
40,000         Good Guys, Inc.............................................         330,000
18,000         MicroAge, Inc..............................................         270,000
14,000         Rex Stores.................................................         194,250
45,200         Sun Television & Appliances................................         152,550
 6,500         Toys R Us..................................................         191,750
                                                                                ----------
                                                                                 1,138,550
                                                                                ----------

See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996, CONTINUED
==========================================================================================
Shares                                                                        Market Value
------------------------------------------------------------------------------------------
               CONSUMER GOODS - TOBACCO: 1.6%
   800         Philip Morris Companies, Inc..........................           $   71,800
 5,500         RJR Nabisco, Inc......................................              145,062
                                                                                ----------
                                                                                   216,862
                                                                                ----------
               ENERGY - OIL, SECONDARY: 14.5%
 3,700         Anadarko Petroleum Corp...............................              195,175
13,000         Barrett Resources Corp................................              430,625
27,000         Basin Exploration, Inc................................              182,250
10,100         Forest Oil Corp.......................................              142,663
16,000         Key Production Company, Inc...........................              140,000
10,800         Nuevo Energy Company..................................              403,650
22,000         Optima Petroleum Corp.................................               66,000
21,000         Petrocorp, Inc........................................              189,000
10,000         Plains Resources......................................              136,250
 4,100         Pogo Producing Company................................              139,912
                                                                                ----------
                                                                                 2,025,525
                                                                                ----------
               ENERGY - OILFIELD SERVICES: 2.6%
 7,500         Dreco Energy Services, Ltd............................              193,125
 6,500         Numar Corp............................................               99,938
 2,000         Tidewater, Inc........................................               76,750
                                                                                ----------
                                                                                   369,813
                                                                                ----------
               ENERGY - SEISMIC: 2.5%
31,000         Mitcham Industries, Inc...............................              193,750
 2,500         Western Atlas, Inc....................................              151,875
                                                                                ----------
                                                                                   345,625
                                                                                ----------
               FINANCIAL - BROKERAGE FIRMS: 3.5%
 1,000         Charles Schwab Corp...................................               25,000
 2,600         Edwards (A.G.) & Sons, Inc............................               72,800
 2,000         Inter-Regional Financial Group........................               53,250
 8,200         Legg Mason, Inc.......................................              249,075
 4,000         Piper Jaffray Companies, Inc..........................               47,500
 2,000         Raymond James Financial, Inc..........................               46,500
                                                                                ----------
                                                                                   494,125
                                                                                ----------
               FINANCIAL - MUTUAL FUND COMPANIES: 0.3%
 1,050         Value Line, Inc.......................................               38,325
                                                                                ----------


See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996, CONTINUED
==========================================================================================
Shares                                                                        Market Value
------------------------------------------------------------------------------------------
               HEALTH CARE - PHARMACEUTICAL: 2.4%
16,000         ICN Pharmaceuticals, Inc..............................           $  336,000
                                                                                ----------

               PRECIOUS METALS - GOLD MINING: 1.6%
13,000         Agnico Eagle Mines, Ltd...............................              227,500
                                                                                ----------
               TECHNOLOGY - COMMUNICATIONS: 0.6%
10,000         Vtel Corp.............................................               79,375
                                                                                ----------
               TECHNOLOGY - COMPUTERS: 4.5%
27,600         Advanced Logic Research...............................              227,700
 2,000         Apple Computer, Inc...................................               48,500
 3,000         Dell Computer Corp....................................              201,375
 2,700         Sun Microsystems, Inc.................................              146,813
                                                                                ----------
                                                                                   624,388
                                                                                ----------
               TECHNOLOGY - SEMICONDUCTORS: 1.7%
 1,000         Advanced Micro Devices, Inc...........................               12,750
12,000         Cyrix Corp............................................              162,000
 5,000         QLogic Corp...........................................               56,875
                                                                                ----------
                                                                                   231,625
                                                                                ----------
               TECHNOLOGY - SOFTWARE: 6.8%
10,000         7th Level, Inc........................................               71,250
12,000         Intersolv, Inc........................................               94,500
40,000         Progress Software Corp................................              645,000
 8,500         Sybase, Inc...........................................              136,930
                                                                                ----------
                                                                                   947,680
                                                                                ----------
               TRANSPORTATION - AIRLINES: 0.9%
 5,700         Southwest Airlines Company............................              130,387
                                                                                ----------
               Total Common Stocks (cost $9,804,138).................            9,970,855
                                                                                ----------


See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996, CONTINUED
===================================================================================================================
Shares               CLOSED-END FUNDS - INTERNATIONAL: 2.9%                                            Market Value
-------------------------------------------------------------------------------------------------------------------
    15,000           Argentina Fund..........................................................          $   168,750
    10,000           Chile Fund..............................................................              230,000
                                                                                                       -----------
                     Total Closed-End Funds (cost $405,684)..................................              398,750
                                                                                                       -----------
                     Total Investment in Securities (cost $10,209,822+): 74.3%...............           10,369,605
                                                                                                       -----------
                     LONG INDEX OPTIONS: 1.0%
-------------------------------------------------------------------------------------------------------------------
Shares Subject to Put  Common Stocks / Expiration Date / Exercise Price

     3,000           S&P 500 / March 700 (cost $120,711).....................................              145,875
                                                                                                       -----------
Principal Amount     REPURCHASE AGREEMENT: 13.3%
-------------------------------------------------------------------------------------------------------------------

$1,851,000           Star Bank Repurchase Agreement, 4.75%, dated 8/30/96, due 9/3/96, collateralized by $1,995,000 GNMA, due 1/20/24 (proceeds $1,851,977)
                     (cost $1,851,000).......................................................            1,851,000
                                                                                                       -----------

                     Other Assets Less Liabilities: 11.4%....................................            1,597,945
                                                                                                       -----------
                     Total Net Assets: 100.0%................................................          $13,964,425
                                                                                                       ===========

See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996, CONTINUED
==========================================================================================
              SECURITIES SOLD SHORT: (19.8)%
------------------------------------------------------------------------------------------
Shares        Common Stocks                                                   Market Value
------------------------------------------------------------------------------------------
              CONSUMER GOODS - LUXURY ITEMS: (2.7)%

3,000         Gucci Group, NV........................................            $199,501
5,200         Saks Holdings, Inc.....................................             177,450
                                                                                 --------
                                                                                  376,951
                                                                                 --------
              CONSUMER GOODS - RESTAURANTS: (1.1)%
6,000         Planet Hollywood International, Inc....................             146,250
                                                                                 --------
              CONSUMER GOODS - RETAIL, SPECIALTY: (1.1)%
3,300         Just For Feet, Inc.....................................             147,675
                                                                                 --------
              TECHNOLOGY - COMPUTER PERIPHERALS: (0.9)%
8,000         Iomega Corp............................................             124,000
                                                                                 --------
              TECHNOLOGY - INTERNET: (3.5)%
4,500         Netscape Communications Corp...........................             159,188
6,000         PSINet, Inc............................................              66,000
2,900         Security Dynamics Technologies, Inc....................             189,226
4,000         Spyglass, Inc..........................................              66,500
  750         Yahoo!, Inc............................................              14,719
                                                                                 --------
                                                                                  495,633
                                                                                 --------
              TECHNOLOGY - NETWORKING: (5.8)%
4,900         Ascend Communications, Inc.............................             256,638
4,200         Cascade Communications Corp............................             286,126
3,200         Premisys Communications, Inc...........................             124,800
3,500         Xylan Corporation......................................             147,875
                                                                                 --------
                                                                                  815,439
                                                                                 --------
              TECHNOLOGY - SEMICONDUCTORS: (2.8)%
7,500         Alliance Semiconductor Corp............................              46,875
3,500         C-Cube Microsystems....................................             133,875
1,000         Integrated Silicon Solution, Inc.......................               8,875
8,000         Logic Devices, Inc.....................................              29,500
7,000         Micron Technology, Inc.................................             159,250
  500         Xilinx, Inc............................................              17,500
                                                                                 --------
                                                                                  395,875
                                                                                 --------



See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND

PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996, CONTINUED
================================================================================================
Shares        Common Stocks                                                         Market Value
------------------------------------------------------------------------------------------------
                     TECHNOLOGY - SEMICONDUCTOR EQUIPMENT: (1.9)%
       5,700         Applied Materials, Inc................................          $   138,225
       3,500         KLA Instruments Corp..................................               69,125
       3,000         Mattson Technology, Inc...............................               25,500
       1,600         Tencor Instruments....................................               27,600
                                                                                     -----------
                                                                                         260,450
                                                                                     -----------
                     Total (proceeds $3,532,641)...........................          $ 2,762,273
                                                                                     ===========


+ At August 31, 1996, the cost and proceeds of securities for Federal tax purposes were the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:


                     Gross unrealized appreciation.........................          $ 2,066,879
                     Gross unrealized depreciation.........................           (1,111,564)
                                                                                     -----------
                           Net unrealized appreciation.....................          $   955,315
                                                                                     ===========






See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND



STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1996
==================================================================================================================
ASSETS
      Investments, at value (Identified cost $10,209,822) (Note 2-A) ........................          $10,369,605
      Repurchase agreement (Cost $1,851,000) (Note 7)........................................            1,851,000
      Cash...................................................................................                  771
      Deposits with brokers for securities sold short........................................            4,603,565
      Put options purchased (Cost $120,711)..................................................              145,875
      Receivables:
            Expense reimbursement from Advisor (Note 4)......................................                7,508
            Fund shares sold.................................................................               79,817
            Investments sold.................................................................               13,799
            Dividends and interest ..........................................................                2,321
      Organization costs.....................................................................               25,069
      Other assets...........................................................................               26,211
                                                                                                       -----------
                  Total assets ..............................................................           17,125,541
                                                                                                       -----------
LIABILITIES
      Securities sold short, at value (Proceeds $3,532,641)..................................            2,762,273
      Payable for securities purchased.......................................................              369,792
      Advisory fee payable...................................................................               13,876
      Other accrued expenses ................................................................               15,175

                                                                                                       -----------
                  Total liabilities..........................................................            3,161,116
                                                                                                       -----------

NET ASSETS  .................................................................................          $13,964,425
                                                                                                       ===========

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
      ($13,964,425/1,029,280 shares outstanding;
      unlimited shares authorized of no par value) ..........................................          $     13.57
                                                                                                       ===========

COMPONENTS OF NET ASSETS
      Paid-in capital .......................................................................          $12,905,663
      Accumulated net investment loss........................................................              (88,658)
      Undistributed net realized gain on investment transactions.............................              192,105
      Net unrealized appreciation of investments.............................................              955,315
                                                                                                       -----------
            Net assets ......................................................................          $13,964,425
                                                                                                       ===========


See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND





STATEMENT OF OPERATIONS - FOR THE PERIOD SEPTEMBER 29, 1995* TO AUGUST 31, 1996
===========================================================================================================-------
INVESTMENT INCOME:
      Income:
            Interest.........................................................................           $   35,802
            Dividends........................................................................               24,655
                                                                                                        ----------
                  Total income...............................................................               60,457
                                                                                                        ----------
      Expenses:
            Advisory fees (Note 4)...........................................................               92,926
            Administration fee (Note 4)......................................................               24,698
            Transfer agent fees..............................................................               21,013
            Distribution costs (Note 5)......................................................               18,585
            Custodian and accounting fees....................................................               17,265
            Auditing fees....................................................................               14,780
            Registration fee.................................................................               10,597
            Miscellaneous....................................................................                9,370
            Legal fees.......................................................................                3,667
            Amortization of deferred organization expenses (Note 2D).........................                3,183
            Reports to shareholders..........................................................                2,291
            Trustees' fees...................................................................                2,038
                                                                                                        ----------
                  Total expenses.............................................................              220,413
                  Less, expenses waived/reimbursed (Note 4)..................................              (71,298)
                                                                                                        ----------
                  Net expenses...............................................................              149,115
                                                                                                        ----------
                        Net investment loss .................................................              (88,658)
                                                                                                        ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
            Net realized gain on security transactions.......................................              244,701
            Net realized loss on put options purchased.......................................              (23,135)
            Net change in unrealized appreciation of investments.............................              955,315
                                                                                                        ----------
                  Net realized and unrealized gain on investments............................            1,176,881
                                                                                                        ----------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ................           $1,088,223
                                                                                                        ==========


*Commencement of operations.


See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND



STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD SEPTEMBER 29, 1995* TO AUGUST 31, 1996
=========================================================================================================-----===
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss.......................................................................            $   (88,658)
Net realized gain on securities transactions..............................................                244,701
Net realized loss on put options purchased................................................                (23,135)
Net change in unrealized appreciation of investments......................................                955,315
                                                                                                      -----------
      Net increase in net assets resulting from operations ...............................              1,088,223
                                                                                                      -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain from securities transactions ($0.062 per share).........................                (29,461)
                                                                                                      -----------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a) .............             12,905,663
                                                                                                      -----------
      Total increase in net assets........................................................             13,964,425


NET ASSETS:
Beginning of period.......................................................................                    -0-
                                                                                                      -----------
END OF PERIOD ............................................................................            $13,964,425
                                                                                                      ===========



(a) A summary of capital shares transactions is as follows:


                                                                                          September 29, 1995*
                                                                                                through
                                                                                            August 31, 1996
                                                                                        -------------------------
                                                                                         Shares          Value
                                                                                        ---------     -----------
Shares sold ....................................................................        1,114,505     $14,014,925
Shares issued in reinvestment of distributions..................................            2,409          29,010
Shares redeemed.................................................................          (87,634)     (1,138,272)
                                                                                        ---------     -----------
      Net increase..............................................................        1,029,280     $12,905,663
                                                                                        =========     ===========


*Commencement of operations.


See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND




FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
===============================================================================

                                                                        September 29, 1995*
                                                                              through
                                                                          August 31, 1996
-------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period.................................        $ 12.00
Income from Investment Operations:
      Net investment loss............................................           (.09)
      Net realized and unrealized gain on investments................           1.72
                                                                             -------
Total from investment operations.....................................           1.63
                                                                             -------
Less:
      Distributions (from capital gains).............................           (.06)
                                                                             -------
Net Asset Value, End of Period.......................................        $ 13.57
                                                                             =======

Total Return.........................................................          13.67 %++

Ratios/Supplemental Data:

Net assets, end of period (thousands)................................        $13,964

Ratio of expenses to average net assets:
      Before expense reimbursement...................................           2.95 %+
      After expense reimbursement....................................           2.00 %+

Ratio of net investment loss to average net assets:
      Before expense reimbursement...................................          (2.14)%+
      After expense reimbursement....................................          (1.19)%+

Portfolio turnover...................................................          20.56%

Average commission rate paid per share...............................         $.0588

*Commencement of operations.

+Annualized.

++Not Annualized.


See accompanying notes to financial statements.

                             LIGHTHOUSE GROWTH FUND



NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1996
================================================================================

NOTE 1 - ORGANIZATION

      The Lighthouse Growth Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end investment management company. The Fund began operations on September 29, 1995. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities. Equity securities in which the Fund invests include common stocks and securities having the characteristics of common stocks, such as convertible preferred stocks, convertible debt securities and warrants.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

      A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange or NASDAQ for which there has been no sale and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are valued at cost, which when combined with accrued interest, approximates market value.

            U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value.

      B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

      C. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

      D. Deferred Organization Expenses: All of the expenses incurred by the Advisor in connection with the organization and registration of the Fund's shares will be borne by the Fund and are being amortized to expense on a straight-line basis over a period of five years. In the event that any of the initial shares of the Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of said shares being redeemed bears to the number of initial shares that are outstanding at the time of the redemption.

                             LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------

      E. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - SECURITIES SOLD SHORT

      Securities sold short represent obligations of the Fund to make a future delivery of a specific security and, correspondingly, create an obligation to purchase the security at prevailing market prices (or deliver the security, if owned by the Fund) at the later delivery date. As a result, these short sales create the risk that the Fund's ultimate obligation to satisfy the delivery requirements may exceed the amount recorded in the accompanying statement of assets and liabilities.

      The amount deposited with brokers for securities sold short is essentially restricted to the extent that they serve as deposits for securities sold short. It is the Fund's policy to continuously monitor the credit standing of the brokers with whom it conducts business.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

      For the period ended August 31, 1996, Lighthouse Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annualized rate of 1.25% based upon the average daily net assets of the Fund. For the period ended August 31, 1996, the Fund incurred $92,926 in advisory fees.

      The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of total net assets calculated daily. As a result, the Advisor waived $71,298 of its fee. The Fund will reimburse the Advisor, pursuant to this agreement, in later years in which operating expenses for the portfolio are less than the applicable percentage limitation, set forth previously for any such year.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate: Under $15 million - $30,000, $15 to $50 million - 0.20% of average net assets, $50 to $100 million - 0.15% of average net assets, $100 to $150 million - 0.10% of average net assets, over $150 million - 0.05% of average net assets.

      First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

      Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and Distributor.

                             LIGHTHOUSE GROWTH FUND

--------------------------------------------------------------------------------
NOTE 5 - DISTRIBUTION COSTS

      The Fund has adopted a Distribution Plan (the "Plan"), in accordance with Rule 12b-1, under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distribution Coordinator, at an annual rate of up to 0.25% of the average daily net assets of the Fund. The Plan allows that approved excess distribution costs can be resubmitted by the Distribution Coordinator in the future years, up to a maximum of three subsequent fiscal years following initial submission. No such excess costs were incurred during the current period ended. The Fund incurred $18,585 in distribution expenses, to the Advisor as the appointed Distribution Coordinator, for the period ended August 31, 1996.

NOTE 6 - PURCHASES AND SALES OF SECURITIES

      Purchases and sales of securities, other than short-term investments, for the period ended August 31, 1996 were $11,199,437 and $1,360,951, respectively.

      Purchased options transactions during the period ended August 31, 1996 are summarized as follows:

                                                                                        Put Options Purchased
                                                                                        ---------------------
          Options outstanding, beginning of period................................          $    -0-
          Options purchased.......................................................           293,367
          Options closed..........................................................           (93,940)
          Options exercised.......................................................               -0-
          Options expired.........................................................           (78,716)
                                                                                            --------
          Options outstanding at August 31, 1996..................................           120,711
          Unrealized appreciation at August 31, 1996..............................            25,164
                                                                                            --------
          Market value of options at August 31, 1996..............................          $145,875
                                                                                            ========
          Average fair market value of options for the
            period ended August 31, 1996..........................................          $ 82,434
                                                                                            ========

          Net trading losses on options traded for period ended August 31, 1996...          $(61,075)
                                                                                            ========


NOTE 7 - REPURCHASE AGREEMENTS

      The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

      If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      The Lighthouse Growth Fund and
the Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Lighthouse Growth Fund (a series of Professionally Managed Portfolios) as of August 31, 1996, and the related statements of operations and changes in net assets and the financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Growth Fund as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the period from September 29, 1995 (commencement of operations) to August 31, 1996, in conformity with generally accepted accounting principles.

                                                  ERNST & YOUNG LLP


Los Angeles, California
October 5, 1996

                                [LIGHTHOUSE LOGO]
                             LIGHTHOUSE GROWTH FUND


                                  ANNUAL REPORT




                                     Advisor
                       LIGHTHOUSE CAPITAL MANAGEMENT, INC.
                         10000 Memorial Drive, Suite 660
                              Houston, Texas 77024
                                 (713) 688-6881
                        Account Inquiries (800) 282-2340

                                   Distributor
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                    Custodian
                                 STAR BANK, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                     Transfer and Dividend Disbursing Agent
                          AMERICAN DATA SERVICES, INC.
                              24 West Carver Street
                                    2nd Floor
                           Huntington, New York 11743

                              Independent Auditors
                                ERNST & YOUNG LLP
                             515 South Flower Street
                          Los Angeles, California 90071

                                  Legal Counsel
                        HELLER, EHRMAN, WHITE & McAULIFFE
                                 333 Bush Street
                         San Francisco, California 94104



                                 August 31, 1996